                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             WHITTAKER CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                             [LOGO OF WHITTAKER]

  Whittaker Corporation . 1955 N. Surveyor Avenue . Simi Valley . California
                                     93063

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD MARCH 26, 1999

  The Annual Meeting of Stockholders of Whittaker Corporation will be held at the Radisson Simi Valley Hotel, 999 Enchanted Way, Simi Valley, California on Friday, March 26, 1999, at 10:00 A.M., for the following purposes:

    1) To elect Joseph F. Alibrandi and Ronald B. Woodard as directors to serve for a term of three years;

    2) To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending October 31, 1999; and

    3) To consider and act upon such other business as properly may come before the meeting.

  The Board of Directors has fixed the close of business on January 31, 1999 as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, said meeting.

  All stockholders are cordially invited to attend the meeting in person. TO INSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE AND PROMPTLY MAIL YOUR PROXY IN THE RETURN ENVELOPE PROVIDED. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and will avoid added solicitation costs.

                                        By Order of the Board of Directors

                                        /s/ Lynne M.O. Brickner
                                        ----------------------------------
                                                     Secretary

Simi Valley, California
February 26, 1999

                              [LOGO OF WHITTAKER]

  Whittaker Corporation . 1955 N. Surveyor Avenue . Simi Valley . California
                                     93063

                                PROXY STATEMENT

                Annual Meeting of Stockholders, March 26, 1999

                      SOLICITATION OF PROXIES AND VOTING

  The accompanying proxy is solicited on behalf of the Board of Directors of Whittaker Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on March 26, 1999, and at any and all adjournments thereof. It is anticipated that such proxy, together with this Proxy Statement, will be first transmitted to the Company's stockholders on or about February 26, 1999.

  All shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified therein, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. Any proxy given may be revoked at any time prior to its exercise by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

  Provided that a quorum is present, the affirmative vote of not less than a majority of the total voting power of the Company's Common Stock, present in person or by proxy at the meeting and entitled to vote on the subject matter, is required for approval of each of the matters submitted for stockholder approval in the accompanying proxy.

  Votes cast in person or by proxy at the meeting will be tabulated by the inspector of elections appointed for the meeting. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

  In addition to use of the mails, proxies may be solicited, in person and by telephone, by regular employees of the Company, who will not receive any additional compensation for such solicitation. The Company has also engaged Georgeson & Company Inc. to assist in the solicitation of proxies. This firm will be paid a fee of $4,500 and will be reimbursed for expenses incurred in connection with such engagement. The cost of solicitation of proxies will be borne by the Company.

February 26, 1999

                EQUITY SECURITIES AND PRINCIPAL HOLDERS THEREOF

  Stockholders of record at the close of business on January 31, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting of Stockholders to be held on March 26, 1999. As of the Record Date, there were outstanding 11,437,149 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters expected to be presented at the Annual Meeting of Stockholders. Cumulative voting will not be in effect.

  Based on information available to it, the Company believes that the following persons held beneficial ownership of more than 5% of the outstanding shares of Common Stock as of the Record Date:

                                         Amount and
                                           Nature      Percent of
        Name and Address                of Ownership     Class
        ----------------                ------------   ----------
        Canyon Capital Advisors LLC      2,124,550(1)    18.58%
        9665 Wilshire Boulevard
        Suite 200
        Beverly Hills, CA 90212

        Blavin & Company, Inc.             969,376(2)     8.48%
        29621 Northwestern Highway
        Southfield, MI 48034

        Dimensional Fund Advisors Inc.     808,700(3)     7.07%
        1299 Ocean Avenue
        11th Floor
        Santa Monica, CA 90401

        Joseph F. Alibrandi                664,250(4)     5.77%
        c/o Whittaker Corporation
        1055 N. Surveyor Avenue
        Simi Valley, CA 93063

        Waveland Partners, L.P.            572,700(5)     5.01%
        333 West Wacker Drive
        Suite 1600
        Chicago, IL 60606

--------
(1) The holder discloses that it holds sole voting power and sole dispositive power as to the shares reported.

(2) The holder discloses that it holds sole voting power and sole dispositive power as to the shares reported.

(3) The holder discloses that it holds sole voting power and sole dispositive power as to the shares reported. The holder has advised the Company that it disclaims beneficial ownership of such shares.

(4) Includes 67,667 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date. Such shares are added to the shares of Common Stock actually outstanding as of the Record Date for the purpose of computing the percentage of outstanding shares owned by Mr. Alibrandi but not any other stockholder.

(5) The holder discloses that it and its affiliated entities have shared voting power and shared dispositive power as to the shares reported.

  The following table sets forth, as of the Record Date except where another date is indicated below, certain information with respect to the beneficial ownership of the Company's equity securities for each of the Company's directors, executive officers, and directors and executive officers as a group.

                                                 Amount and Nature      Percent
                          Name of Beneficial       of Beneficial           of
    Title of Class               Owner               Ownership          Class(1)
    --------------      ----------------------- -------------------     --------
Common Stock            Directors
                        Joseph F. Alibrandi                 664,250(2)    5.77%
                        George H. Benter, Jr.                14,146(3)     (4)
                        George Deukmejian                     9,346(5)     (4)
                        Jack L. Hancock                      13,146(6)     (4)
                        Edward R. Muller                    144,531(7)    1.26%
                        Gregory T. Parkos                    19,146(8)     (4)
                        Malcolm T. Stamper                   11,146(9)     (4)
                        Ronald B. Woodard                       --         (4)

                        Executive Officers
                        Joseph F. Alibrandi       (set forth above)
                        Lynne M. O. Brickner                 45,891(10)    (4)
                        John K. Otto                        103,488(11)    (4)
                        Roland G. Patitz                     46,780(12)    (4)
                        John J. Stobie                       45,988(13)    (4)

                        All Directors and
                        Executive Officers
                        as a Group (12 persons)           1,117,858(14)   9.48%
Series D Participating
 Convertible Preferred
 Stock (15)
                        Joseph F. Alibrandi                  577.18        100%
                        All Directors and
                        Executive Officers
                        as a Group (12 persons)              577.18        100%

--------
 (1) The number of outstanding stock options exercisable within 60 days of the Record Date held by any indicated person or group of persons are added to the shares of Common Stock actually outstanding as of the Record Date for the purpose of computing the percentage of outstanding shares owned by such person or such group of persons but not any other stockholder.

 (2) Includes 67,667 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

 (3) Includes 13,146 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

 (4) The number of shares shown as beneficially owned represents less than 1% of the outstanding shares.

 (5) Includes 8,146 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

 (6) Includes 11,146 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

 (7) Includes 11,146 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date. Mr. Muller shares voting power and investment power with respect to 133,385 shares of Common Stock.

 (8) Includes 9,146 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

 (9) Represents 11,146 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date.

(10) Includes 45,001 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date. Also includes 890 shares allocated to Ms. Brickner's account under the Company's Partnership Plan.

(11) Includes 97,580 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date. Also includes 2,908 shares allocated to Mr. Otto's account under the Company's Partnership Plan.

(12) Includes 44,500 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date. Also includes 1,280 shares allocated to Mr. Patitz's account under the Company's Partnership Plan.

(13) Includes 39,000 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date. Also includes 6,988 shares allocated to Mr. Stobie's account under the Company's Partnership Plan.

(14) Includes an aggregate of 357,624 shares issuable upon exercise of outstanding stock options exercisable within 60 days of the Record Date. Also includes an aggregate of 12,066 shares allocated to the accounts of executive officers who participate in the Company's Partnership Plan. Directors of the Company do not participate in such plan.

(15) Each share of Series D Preferred Stock, in connection with a qualifying transfer, will be automatically converted into 326.531 shares of Common Stock. A qualifying transfer occurs upon, among other things, any transfer of Series D Preferred Stock to any third party who is not an affiliate or employee of the Company (both before and immediately after giving effect to such transfer) or pursuant to a transaction available to all holders of Common Stock, including any tender or exchange offer to purchase shares of Common Stock or open market transaction.

  The Company has no reason to believe that the officers and directors of the Company did not have sole voting power and sole investment power with respect to the foregoing securities, except (i) with respect to shares of Common Stock beneficially owned under the Company's Partnership Plan, pursuant to which the trustee has the power to vote shares but seeks each participant's direction on voting; and (ii) as to which beneficial ownership, voting power or investment power is disclaimed or shared as described in the footnotes set forth above.

                             ELECTION OF DIRECTORS

  The Company's Board of Directors is a classified board presently consisting of eight directors. Directors are divided into three classes, each consisting, as nearly as possible, of one-third of the total number of directors. Class I, Class II and Class III directors hold office for "staggered" terms which expire, respectively, in 1999, 2000 and 2001, in each case until their respective successors are elected at the annual meeting of stockholders to be held in each such year. Persons elected as directors are elected for a term of three years.

  Shares represented by the enclosed proxy are intended to be voted, unless authority is withheld, for the election of Joseph F. Alibrandi and Ronald B. Woodard, who currently serve as Class I directors and who must therefore stand for election at the Annual Meeting of Stockholders to be held on March 26, 1999. Malcolm T. Stamper, who also serves as a Class I director, is retiring from the Board of Directors effective on March 26, 1999 and is therefore not standing for election. To the best of the Company's knowledge, Messrs. Alibrandi and Woodard are available to serve, and the other members of the Board of Directors (except Mr. Stamper) named below who are not currently standing for election continue to be available to serve.

Directors

                                                                        Class
                    Name and Recent                           Director    of
                  Business Experience                     Age  Since   Director
                  -------------------                     --- -------- --------
Joseph F. Alibrandi                                       70    1970       I
Mr. Alibrandi was elected Chairman of the Board in 1985
 and was Chief Executive Officer from 1974 until Decem-
 ber 31, 1994. From 1970 until his election as Chairman
 of the Board of Whittaker, he served as President of
 the Company. He was elected President again in 1991 and
 served in such capacity until 1993. He became Chief Ex-
 ecutive Officer and President of the Company again in
 September 1996. From 1991 to 1997, he also was Chairman
 of the Board of BioWhittaker, Inc. He was
 BioWhittaker's Chief Executive Officer from 1991 to
 1992.
George H. Benter, Jr.                                     57    1989     III
Since 1992, Mr. Benter has been President and Chief Op-
 erating Officer of City National Bank. From 1991 until
 1992, he was Vice Chairman and Chief Credit Officer of
 Security Pacific Corporation (which merged in 1992 with
 BankAmerica Corporation). From 1987 until 1991, he was
 Vice Chairman of Security Pacific National Bank (which
 merged in 1992 with Bank of America N.T.&S.A.), and
 held numerous other positions with Security Pacific
 prior to 1987. . +
George Deukmejian                                         70    1996     III
Since 1991, Mr. Deukmejian has been a partner of Sidley
 & Austin, Los Angeles, California. From 1983 to 1991 he
 served as the Governor of the State of California.*
Jack L. Hancock                                           68    1993      II
Mr. Hancock was an Executive Vice President of Pacific
 Bell from 1987 until his retirement in 1993. From 1982
 to 1987, he was with Wells Fargo Bank as an Executive
 Vice President. He was Senior Vice President at Chemi-
 cal Bank (now Chase Manhattan Bank, N.A.) from 1978 to
 1982. He retired from the U.S. Army as a Major General
 in 1978. . +

                                                                    Class
                  Name and Recent                         Director    of
                Business Experience                   Age  Since   Director
                -------------------                   --- -------- --------
Edward R. Muller                                      46    1993      II
Since 1993, Mr. Muller has been President and Chief
 Executive Officer of Edison Mission Energy. From
 1992 until 1993, he was the Company's Chief Finan-
 cial Officer. He served as the Company's Chief Ad-
 ministrative Officer from 1988 until 1992. Mr.
 Muller was appointed General Counsel and elected
 Vice President and Secretary of the Company in
 1985, and served in such capacities until 1993.
 From 1991 until 1993, Mr. Muller was also Vice
 President, General Counsel and Secretary of
 BioWhittaker, Inc..*
Gregory T. Parkos                                     69    1984     III
Mr. Parkos joined the Company in 1979 and was
 elected a Vice President in 1980. He was named an
 Executive Vice President and elected to the Board
 of Directors in 1984. He was President and Chief
 Operating Officer of the Company from 1985 until
 his retirement as an officer in 1991. Mr. Parkos
 was elected Vice Chairman of the Company in May
 1997.*
Malcolm T. Stamper                                    73    1993       I
Since 1990, Mr. Stamper has been Chairman of the
 Board, Chief Executive Officer and Publisher of
 Storytellers Ink Publishing Co. From 1985 until his
 retirement in 1990, he was Vice Chairman of The
 Boeing Company. He was Boeing's President from 1972
 until 1985.+
Ronald B. Woodard                                     56    1998       I
Mr. Woodard retired in February 1999 from The Boeing
 Company where he served as Senior Vice President of
 The Boeing Company and President of Boeing
 Commercial Airplane Group from December 1993 to
 September 1998. He was Executive Vice President,
 Boeing Commercial Airplane Group, from March 1993
 to December 1993, and from 1991 to March 1993, was
 Vice President and General Manager of the Renton
 Division, Boeing Commercial Airplane Group.

--------
 .  Member of the Audit Committee of the Board of Directors.
+  Member of the Compensation and Stock Option Committee of the Board of
   Directors.
* Member of the Nominating and Governance Committee of the Board of Directors.

  The directors serve on the boards of directors of other publicly held companies as follows: Mr. Alibrandi--Burlington Northern Santa Fe Corporation, Catellus Development Corporation and Jacobs Engineering Group Inc.; Mr. Benter--City National Bank and The Wet Seal, Inc.; Mr. Deukmejian--Burlington Northern Santa Fe Corporation and Foundation Health Systems, Inc.;
Mr. Hancock--MGC Corporation and Union Bank of California; Mr. Muller--Global Marine, Inc.; Mr. Parkos--Cookson PLC; Mr. Stamper--Esterline Corporation; and Mr. Woodard--Burlington Northern Santa Fe Corporation.

  The Board of Directors held 15 meetings during fiscal 1998. Attendance by the Company's directors at all Board meetings was 100% except as follows: at two special meetings, two directors were unable to attend these meetings; at two special meetings (held within four days of each other), one director was unable to attend because of illness; and at one special meeting, one director was unable to attend. Attendance of the Company's directors at all committee meetings during the year was 100%, with each director attending all of the meetings of the Board and committees on which he served. Directors are reimbursed for travel and other expenses related to attendance at Board and committee meetings.

  The Audit Committee, which met four times during fiscal 1998, reviews and acts or reports to the Board with respect to various auditing and accounting matters, including the selection of the Company's independent auditor, the scope of audit procedures, the nature of services to be performed for the Company by, and the fees to be paid to, the independent auditor, the performance of the Company's independent and internal auditors, and the accounting practices of the Company.

  The Compensation and Stock Option Committee, which met once during fiscal 1998, has been delegated the functions of the Board with respect to the compensation of executive officers and the administration of the Company's stock-based plans, including the granting of stock options and restricted stock.

  The Nominating and Governance Committee, which met twice during fiscal 1998, recommends nominees for election as directors at annual meetings of stockholders and to fill vacancies which may occur between annual meetings. The Committee considers as potential nominees persons recommended by stockholders. Recommendations should be submitted to the Committee in care of the Secretary of the Company. The Committee also considers various other matters pertaining to corporate governance.

  Directors who are executive officers receive no compensation for Board and committee services. Other directors (excluding Mr. Alibrandi) receive annual fees of $20,000 for serving on the Board of Directors, annual fees of $2,500 per committee for serving on various committees, and an additional fee of $750 per day for participation in meetings of the Board and its committees, except for telephonic meetings having a duration of less than 30 minutes. Prior to October 1, 1996, Mr. Alibrandi received an annual fee of $30,000 for serving as Chairman of the Board, no annual fee for service on committees, and an additional fee of $1,500 per day for participation in meetings of the Board and its committees, except for telephonic meetings having a duration of less than 30 minutes. For his service as Chairman of the Board, Mr. Alibrandi was paid $1,500 for each day that he devoted a substantial portion of his time to the business and affairs of the Company. Such fees could not exceed $200,000 per fiscal year. Mr. Alibrandi also was entitled as Chairman to reimbursement for certain expenses. Effective October 1, 1996 and following Mr. Alibrandi's election as an executive officer of the Company, none of these fees was accrued or paid to Mr. Alibrandi. Mr. Parkos, for his service as Vice Chairman of the Board, receives a fee determined by the Board of Directors of $1,250 per day of service. Mr. Parkos received $95,000 in fees during fiscal 1998 for his service as Vice Chairman.

Executive Compensation

  The following report of the Compensation and Stock Option Committee and the performance graph included elsewhere in this proxy statement shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any other filing under the Securities Act of 1933 of the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report or the performance graph by reference therein.

  Board Compensation Committee Report on Executive Compensation. The Compensation and Stock Option Committee (the "Committee") is composed entirely of outside directors. The Committee is responsible, among other things, for setting the compensation of executive officers, including any stock-based awards to executive officers under the Company's Long-Term Stock Incentive Plan (1989). The current members of the Committee are Messrs. Benter, Hancock and Stamper.

  The Committee seeks to compensate executive officers to achieve the primary goal of the Company's stockholders: increased share value. Thus, a substantial portion of the cash compensation of each executive officer is contingent upon the Company's performance. Bonuses may, therefore, be substantial, may vary significantly for an individual from year to year, and may vary significantly among the executive officers. Another significant form of the compensation of executive officers is the granting of stock options to purchase the Company's Common Stock, which become exercisable upon the earlier to occur of (i) the attainment of designated average closing prices of the Company's Common Stock over five consecutive trading days, (ii) the expiration of five years following the date of grant, or (iii) certain changes in control of the Company. For those executive officers who are division managers, stock options granted prior to December 1997 become exercisable upon (i) the attainment of preestablished performance targets, (ii) the expiration of five years following the date of grant or (iii) certain changes in control of the Company. In the past, restricted stock grants also were a significant part of the compensation of some of the executive officers. However, restricted stock grants are no longer issued to executive officers.

  For fiscal 1998, the Committee set salaries in December 1997. The salaries of the other executive officers were individually evaluated by the Committee, with the advice of Mr. Alibrandi (except as to himself), in light of each individual's responsibilities for fiscal 1998 and performance during fiscal 1997.

  In December 1997, the Committee, with advice from Mr. Alibrandi, also established targets and operating goals, the achievement of which would be considered in determining payments of bonuses to executive officers with respect to the Company's fiscal 1998 performance. Such targets and goals included the achievement of both financial results and operating objectives for the Company. For fiscal 1998, the Committee concluded that the targets and goals had been achieved and exceeded. Accordingly, the Committee awarded cash bonuses to executive officers which were accrued in fiscal 1998.

  The bonuses were determined primarily based on the extent to which the previously established specific targets and goals, including certain operating results for the Company, were achieved. An individual's bonus generally reflected the Committee's evaluation, with the advice of Mr. Alibrandi (except with respect to himself), of the individual's performance during fiscal 1998 and the individual's contribution to achieving the targets for the year. The Committee met outside of Mr. Alibrandi's presence to evaluate his performance. Mr. Alibrandi's bonus reflected his contribution to achieving the targets for the year.

  The Committee made grants of stock options to all executive officers of the Company during fiscal 1998. The Committee made the grants, with the advice of Mr. Alibrandi (except as to himself), on the basis of each individual's performance.

  Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deductibility by a company of compensation in excess of $1,000,000 paid to any of its most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of preestablished objective performance goals and the board committee that establishes such goals consists only of "outside directors" (as defined for purposes of 162(m)). All of the members of the Committee qualify as "outside directors."

  The Committee has considered these requirements and the regulations under 162(m). Although the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated by the Committee in light of the Company's overall compensation philosophy and objectives. The Committee has established executive officer compensation programs such as stock option grants that will maximize the Company's federal income tax deductions for compensation expense. The Committee believes that the Company's current compensation arrangements, which are primarily based on performance measures which are expected to be reflected in increased stockholder value, are appropriate and in the best interests of the Company and its stockholders. The Committee also believes there are circumstances in which the Company's and stockholders' interests may be best served by providing compensation that may not be fully deductible for federal tax purposes, and that under such circumstances (which include changes in tax laws) the Committee would not anticipate making significant changes in the practices and philosophy underlying its executive compensation program.

          George H. Benter, Jr.  Jack L. Hancock  Malcolm T. Stamper

  Compensation Committee Interlocks and Insider Participation. Messrs. Benter, Hancock and Stamper comprise the Compensation and Stock Option Committee. None of these directors is or has been an officer or employee of the Company. During fiscal 1998, no executive officer of the Company served as a member of a compensation committee or as a director of another entity of which any executive officer served as a member of the Company's Compensation and Stock Option Committee or Board of Directors.

  Compensation. The following table sets forth certain information concerning the annual and long-term compensation for services rendered in all capacities to the Company by each of the named executive officers for the fiscal years ended October 31, 1998, 1997 and 1996.

                          Summary Compensation Table

                                                                 Long Term Compensation
                                                              -------------------------------
                                  Annual Compensation                Awards           Payouts
                            --------------------------------- ---------------------   -------
                                                       Other
         Name                                         Annual  Restricted Securities           All Other
         and                                          Compen-   Stock    Underlying    LTIP    Compen-
      Principal                                       sation   Award(s)   Options     Payouts  sation
       Position        Year Salary($)(1)  Bonus($)(2)   ($)      ($)        (#)         ($)    ($)(3)
      ---------        ---- ------------  ----------- ------- ---------- ----------   ------- ---------
Joseph F. Alibrandi    1998   418,000       600,000     --       --        75,000       --     11,116(4)(5)
 Chairman, Chief       1997   450,154           --      --       --       100,000       --     13,515(5)(6)
 Executive Officer     1996    40,192(7)        --      --       --         1,000(8)    --      1,154(5)
 and President
Lynne M. O. Brickner   1998   187,000        50,000     --       --        35,000       --      4,433
 Vice President        1997   192,528           --      --       --        10,000       --      5,370
 and Secretary         1996   152,895           --      --       --           --        --        166
John K. Otto           1998   187,000       250,000     --       --        35,000       --      5,250
 Vice President, Chief 1997   124,485           --      --       --        57,500       --      3,243
 Financial Officer and 1996   117,462           --      --       --         6,000       --      4,509
 Treasurer(9)
Roland G. Patitz       1998   174,431       688,320     --       --        35,000       --      5,000
 President, Whittaker  1997   131,574       371,900     --       --         2,000       --      7,720
 Controls, Inc.(10)    1996   124,663           --      --       --         3,000       --      4,584
John J. Stobie         1998   125,405       466,853     --       --        35,000       --      2,524
 President, Whittaker  1997    88,000       102,875     --       --         2,000       --        352
 Safety Systems(11)    1996    81,585           --      --       --         2,000       --      2,444

--------
 (1) Amounts represent cash compensation earned and received by executive officers.

 (2) Amounts represent cash bonuses which were accrued during the fiscal year shown but paid subsequent to the end of such fiscal year.

 (3) Unless otherwise noted, the amounts shown in this column constitute contributions by the Company under the Company's Partnership Plan, a defined contribution plan, for the benefit of the named executive officers.

 (4) Includes $5,145 paid in 1998 on behalf of Mr. Alibrandi for premiums under the Company's split-dollar life insurance policy.

 (5) In addition, Mr. Alibrandi continues to receive retirement benefits under the Whittaker Corporation Employee Pension Plan, the Supplemental Benefit Plan and the Excess Benefit Plan.

 (6) Includes $6,077 paid in 1997 on behalf of Mr. Alibrandi for premiums under the Company's split-dollar life insurance policy.

 (7) Mr. Alibrandi became Chief Executive Officer and President of the Company in September 1996.

 (8) Mr. Alibrandi retired as Chief Executive Officer of the Company in December 1994. On December 29, 1995, Mr. Alibrandi was granted options to purchase 1,000 shares under the 1992 Stock Option Plan for Non-Employee Directors.

 (9) Mr. Otto became Chief Financial Officer in October 1997.

(10) Mr. Patitz became President of Whittaker Controls, Inc. in December 1997.

(11) Mr. Stobie became President of Whittaker Safety Systems in December 1997.

  Option Grants. The following table sets forth certain information concerning grants of options to purchase shares of Common Stock made by the Company to the named executive officers during fiscal 1998:

                               Individual Grants
-------------------------------------------------------------------------------

                            Number of
                           Securities    Percent of Total
                           Underlying    Options Granted    Exercise              Grant Date
                         Options Granted to Employees in     Price     Expiration  Present
          Name               (#)(1)        Fiscal Year    ($/Share)(2)    Date     Value(4)
          ----           --------------- ---------------- ------------ ---------- ----------
Joseph F. Alibrandi.....     75,000(4)         19.9         $7.21875   12/12/2007  $159,742
Lynne M. O. Brickner....     35,000(4)          9.3         $7.21875   12/12/2007  $ 74,546
John K. Otto............     35,000(4)          9.3         $7.21875   12/12/2007  $ 74,546
Roland G. Patitz........     35,000(4)          9.3         $7.21875   12/12/2007  $ 74,546
John J. Stobie..........     35,000(4)          9.3         $7.21875   12/12/2007  $ 74,546

--------
(1) The option price of each stock option which has been granted is not less than 100% of the market value of the Common Stock on the date of grant, and the term of each such option is 10 years, subject to earlier termination in certain events related to death, retirement or other termination of employment. Options become exercisable upon the earliest to occur of (i) the attainment of designated average closing prices of the Company's Common Stock over five consecutive trading days; (ii) the expiration of five years following the date of grant; or (iii) certain changes in control of the Company.

(2) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares and/or by offset of the underlying shares, subject to certain conditions.

(3) Based upon the Black-Scholes option valuation model. The actual value, if any, an executive officer may realize is based on the difference between the market price of the Company's Common Stock on the date of exercise and the exercise price. There is no assurance that the actual realized value will be at or near the value estimated by the Black-Scholes model. Assumptions under the Black-Scholes model are: expected volatility of 33.3%; risk-free rate of return of 4.36%; dividend yield of 0%; and time of exercise at 3.3 years. No adjustments have been made for non-transferability or risk of forfeiture.

(4) At October 31, 1998, all of such options were currently exercisable.

  Option Exercises and Fiscal Year-End Values. The following table sets forth certain information concerning (i) the exercise of options to purchase shares of Common Stock during fiscal 1998, and (ii) the aggregate number of shares of Common Stock subject to options outstanding as of October 31, 1998 with respect to options granted to the named executive officers under the Company's stock option plans.

                Aggregated Option Exercises in Fiscal Year
         Ended October 31, 1998 and October 31, 1998 Option Values

                                                      Number of
                                                      Securities   Value ($) of-
                                                      Underlying    Unexercised
                                                     Unexercised   In-the-Money
                                                      Options at    Options at
                                                     October 31,    October 31,
                                                       1998 (#)      1998 (1)
                                                    -------------- -------------
                         Shares Acquired   Valued    Exercisable/  Exercisable/
          Name           on Exercise (#)  Realized  Unexercisable  Unexercisable
          ----           --------------- ---------- -------------- -------------
Joseph F. Alibrandi.....        --            --    109,334/66,666   457,813/0
Lynne M. O. Brickner....        --            --      41,668/8,332   212,500/0
John K. Otto............        --            --     78,413/38,334   303,190/0
Roland G. Patitz........      1,000        $7,406     41,833/4,500   218,110/0
John J. Stobie..........        --            --      37,667/3,833   218,110/0

--------

(1) Based on the difference between the average of the high and low market price of the Company's Common Stock on October 31, 1998 and the exercise price.

  Company Performance. The following graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 Composite Index and the Dow Jones Aerospace and Defense Index.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG WHITTAKER CORPORATION, THE S&P 500 INDEX
                  AND THE DOW JONES AEROSPACE & DEFENSE INDEX


                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           WHITTAKER      S&P          DOW JONES
(Fiscal Year Covered)        CORPORATION    500 INDEX    AEROSPACE & DEFENSE
---------------------        -----------    ---------    -------------------
Measurement Pt- 10/1993      $100           $100         $100
FYE   10/94                  $141           $104         $120
FYE   10/95                  $151           $131         $183
FYE   10/96                  $108           $163         $260
FYE   10/97                  $ 80           $215         $293
FYE   10/98                  $101           $263         $280

 * Assumes that the value of the investment in the Company's Common Stock and each index was $100 on October 31, 1993 and that all dividends were reinvested.

The Company has historically used the Dow Jones Aerospace and Defense Index for performance comparison purposes.

  Employees' Pension Plan. The Company maintains the Employees' Pension Plan for the benefit of all eligible employees, including executive officers. Directors of the Company who are not also employees do not participate in the Employees' Pension Plan. The Employees' Pension Plan is a tax-qualified, Company funded plan subject to the provisions of the Employee Retirement Income Security Act of 1974. Company contributions to the Employees' Pension Plan are actuarially determined, and benefits are computed based upon years of service and remuneration. As a result of an amendment to the Employee's Pension Plan, effective October 31, 1994 benefits were "frozen" for all participants in the plan: adjustments for changes in credited years of service ceased on October 31, 1994, and adjustments for changes in remuneration ceased on December 31, 1994.

  The Internal Revenue Code (the "Code") limits the annual benefits which may be paid from a tax-qualified retirement plan. The Company has adopted various supplemental plans for the benefit of executive officers which authorize the payment of benefits in excess of the limits imposed by the Code. Under such plans, aggregate pension benefits for executive officers are equal to the excess of (i) the annual benefits which would be payable pursuant to the Employees' Pension Plan without regard to the limitations under the Code or to a formula change under the Employees' Pension Plan which took effect on January 1, 1989; over (ii) the amounts actually payable under the Employees' Pension Plan. These supplemental plans were "frozen" as described in the preceding paragraph, and are hereinafter referred to as the frozen supplemental plans.

  The Company adopted a separate supplemental plan in 1996 which provides a targeted level of replacement income at retirement for selected executive officers of the Company. The target is 60% of compensation. The targeted benefit is offset by 50% of the Social Security benefit and all company provided qualified retirement plan benefits. The benefit is payable at age 65 in the form of a life annuity, and is reduced for less than 15 years of credited service. To the extent that the offsets exceed the targeted retirement income, the fixed components (Social Security and the company provided qualified retirement plan benefits) are still payable.

  The following table shows, for Messrs. Otto, Stobie and Patitz and Ms. Brickner, the estimated annual benefits payable under the supplemental plan, the Employees' Pension Plan, employer provided benefits under all other qualified retirement plans, and 50% of the Social Security retirement benefit. These amounts are payable at age 65, including the effect of the freeze in benefits described above.

                                                        Years of Service
                  Final Average                  -------------------------------
                   Compensation                    5     10       15       20
                  -------------                  ----- ------- -------- --------
        $ 50,000...............................   $ 0  $10,000 $ 30,000 $ 30,000
          75,000...............................     0   15,000   45,000   45,000
         100,000...............................     0   20,000   60,000   60,000
         125,000...............................     0   25,000   75,000   75,000
         150,000...............................     0   30,000   90,000   90,000
         175,000...............................     0   35,000  105,000  105,000
         200,000...............................     0   40,000  120,000  120,000
         225,000...............................     0   45,000  135,000  135,000
         250,000...............................     0   50,000  150,000  150,000
         300,000...............................     0   60,000  180,000  180,000
         350,000...............................     0   70,000  210,000  210,000
         400,000...............................     0   80,000  240,000  240,000

  The compensation upon which annual benefits is based for active participants in the supplemental plan is the average of the highest annual compensation paid during any three consecutive years of employment with the Company. For this purpose, compensation includes base compensation plus up to $100,000 annual bonus for division managers, and base compensation plus annual bonus for participants other than division managers.

  Compensation for determining benefits under the frozen supplemental plans was based on the provisions of the plans at the time the plans were frozen.

  The compensation upon which annual benefits is based for all participants in the Employees' Pension Plan is the average of the highest annual cash compensation paid during five consecutive years within the final ten years of employment. For this purpose cash compensation includes salary and bonus but does not include the auto allowance component of salary or any compensation earned after December 31, 1994.

  Messrs. Otto, Patitz and Stobie and Ms. Brickner have approximately 15, 23, 21 and 3 years of service with the Company, respectively. Mr. Patitz and Mr. Stobie are division presidents. Retirement benefits are computed on a straight-life annuity basis. The benefits listed in the tables set forth above include retirement income from the supplemental retirement plan, the frozen Employees' Pension Plan, employer provided benefits under all other qualified retirement plans, and 50% of the Social Security retirement benefit. Messrs. Otto, Patitz and Stobie and Ms. Brickner have estimated annual accrued frozen benefits in the Employees' Pension Plan of $24,176, $18,720, $34,932 and $0, respectively, payable at age 65.

  Mr. Alibrandi retired from the Company on December 31, 1994 with approximately 25 years of service under the Employees' Pension Plan, and receives a retirement benefit under the Employees' Pension Plan and the frozen supplemental plans equal to $27,897 per month. Mr. Alibrandi returned to active service with the Company in September 1996 and his retirement benefits are not affected by his return.

  Directors' Retirement Plan. Each director who is not an employee of the Company is paid upon the director's retirement from the Board of Directors, for the number of years equaling the director's years of service as a director, an annual payment in quarterly installments in an amount equal to the lesser of (i) one and one-half times the basic annual fee (currently $20,000) payable during the last year of the director's service, or (ii) the total fees actually paid during the last twelve months of the director's service. No payments are paid after the death of a director except to a director's surviving spouse. Death while serving as a director is treated as retirement for purposes of the Directors' Retirement Plan. The Director's Retirement Plan was "frozen" and no further benefits are to be accrued for service by directors after April 4, 1997.

  Whittaker Corporation 1992 Stock Option Plan for Non-Employee Directors. The purposes of the Whittaker Corporation 1992 Stock Option Plan for Non-Employee Directors (the "Directors Plan") are to attract and retain highly qualified individuals to serve as directors of the Company, to encourage such directors to acquire an equity interest in the Company in order to align more closely the interests of such directors with those of the Company's stockholders, and to compensate such directors for their contributions to the Company's growth and profitability.

  Each director of the Company who is not an employee of the Company or any of the Company's affiliates is an eligible director under the Directors Plan. There are currently seven eligible directors: Messrs. Benter, Deukmejian, Hancock, Muller, Parkos, Stamper and Woodard.

  In April 1997, the stockholders ratified amendments to the Directors Plan and to the Directors' Retirement Plan which were designed to align the interests of the directors more directly with those of the Company's stockholders by the issuance of stock options to directors and the termination of the Directors' Retirement Plan.

  Under the Amended and Restated Directors Plan, on the date of each annual meeting of the Company's stockholders, each eligible director who is a member of the Board of Directors on such date is granted an option (the "Fixed Option") to acquire 1,000 shares of Common Stock and an option (the "Formula Option") to acquire a number of shares of Common Stock based upon the following formula: 150% of the director's base compensation as a member of the Board of Directors during the prior 12 month period, divided by the product of the fair market value of the Common Stock and a percentage based on the Black-Scholes option pricing model as applied to the Common Stock. The provisions of the Directors Plan relating to Formula Options were added to replace future accruals of retirement benefits by the eligible directors under the Company's Directors' Retirement Plan, which was terminated and all accruals for retirement benefits were "frozen" effective as of April 4, 1997, the date of approval by the stockholders of the amendments to the Directors Plan.

  The per share exercise price for each option granted under the Amended and Restated Directors Plan is equal to the fair market value of a share of Common Stock on the date of grant and each option has a ten-year term, subject to earlier expiration one year after the date upon which a Director's status as an eligible director under the Directors Plan terminates for any reason, including death. Fixed Options granted under the Amended and Restated Directors Plan are not exercisable until six months after the date of grant and Formula Options are not exercisable until one year after the date of grant, except that in the event of a director's death, all of the director's outstanding options are then immediately exercisable. Options granted under the Amended and Restated Directors Plan may be exercised by payment in cash, cash equivalents or in shares of Common Stock, based upon the fair market value of any such non-cash consideration on the date of exercise.

  A total of 150,000 shares of the Company's Common Stock may be subject to options granted under the Amended and Restated Directors Plan.

  On April 3, 1998, each director who was then an eligible director received options under the Amended and Restated Directors Plan consisting of a Fixed Option of 1,000 shares and a Formula Option of 2,809 shares, all exercisable at the fair market price of $14.94 per share.

  Severance Policy. The Severance Policy provides up to 12 months' base salary to a participant if specified events, such as the termination of the participant's employment, occur after certain changes in control of the Company. Executive employees designated by the Compensation and Stock Option Committee are entitled to the benefits of the policy if they elect to accept the benefits and agree to provide consulting services during the period for which the benefits are to be paid. The Severance Policy is administered by the Compensation and Stock Option Committee of the Company's Board of Directors. Mr. Otto and Ms. Brickner have been designated as participants by the Compensation and Stock Option Committee. Mr. Otto and Ms. Brickner have thus far elected to accept the benefits of the policy.

         COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10 percent beneficial owners are required to furnish the Company with copies of all Forms 3, 4 and 5 which they file.

  Based solely on the Company's review of copies of such forms it has received, the Company believes that all of its officers, directors and greater than 10 percent beneficial owners have complied with all filing requirements applicable to them during fiscal 1998, except for (i) one new officer who did not timely report on Form 4 a transaction in which he elected to transfer certain Partnership Plan funds into the Whittaker Stock Fund and who filed a timely amendment on Form 5, and (ii) one new officer who did not timely report on Form 3 his holdings at the time of election as an executive officer and who filed a late amendment on Form 5.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

  In recognition of the important role of the independent auditor, the Board of Directors has determined that its selection of the independent auditor for the Company should be submitted to the Company's stockholders for ratification on an annual basis. The Board of Directors, upon the recommendation of its Audit Committee, has appointed Ernst & Young LLP to serve as the Company's independent auditor for the fiscal year ending October 31, 1999, subject to ratification by the Company's stockholders. Ernst & Young LLP conducted the audit of the Company's financial statements for the fiscal year ended October 31, 1998. If the appointment is not ratified, the Board of Directors will appoint another firm as the Company's independent auditor for the fiscal year ending October 31, 1999. The Board of Directors also retains the power to appoint another independent auditor for the Company to replace an auditor ratified by the stockholders in the event the Board of Directors determines that the interests of the Company require such a change.

  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders. Such representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditor of the Company for the fiscal year ending October 31, 1999.

       STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

  Stockholder proposals to be presented at the 2000 Annual Meeting of Stockholders must be received at the Company's executive offices at 1955 North Surveyor Avenue, Simi Valley, California 93063 by October 31, 1999 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                OTHER MATTERS THAT MAY COME BEFORE THE MEETING

  As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the meeting. If, however, any other business properly shall come before the meeting, the proxy holders intend to vote the proxies in accordance with their best judgment.

                                        By Order of the Board of Directors

                                        /s/ Lynne M.O. Brickner
                                        ----------------------------------
                                                Lynne M.O. Brickner
                                                     Secretary

February 26, 1999

                          WHITTAKER CORPORATION PROXY

                           PARTNERSHIP PLAN ("PLAN")
                               INSTRUCTION CARD

         TO: SCUDDER TRUST COMPANY ("SCUDDER"), TRUSTEE UNDER THE PLAN

     Scudder is hereby instructed to vote the appropriate number of shares of Whittaker Corporation Common Stock which represents my proportionate interest in the Plan at the Annual Meeting of Stockholders of Whittaker Corporation to be held on March 26, 1999 at 10:00 A.M., and at any adjournment or adjournments thereof, with respect to the proposals listed on the reverse side hereof.

                          (Continued on reverse side)

 PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE




                          -- FOLD AND DETACH HERE --



                                                     Annual
                                                     Meeting of
                                                     Stockholders
WHITTAKER CORPORATION
                                                     March 26, 1999, 10:00 a.m.
                                                     Radisson Simi Valley Hotel
                                                     999 Enchanted Way
                                                     Simi Valley, California

                                                           Please mark
                                                           your votes as [X]
                                                           indicated in
                                                           this example

1. ELECTION OF DIRECTORS

   FOR            WITHHOLD
   the           AUTHORITY
 nominees     to vote for the
  listed         nominees            The Board of Directors recommends a
  below        listed below          vote "FOR" the nominees listed below.

   [_]              [_]


Nominees: Joseph F. Alibrandi, Ronald B. Woodard

Instruction: To withhold authority for any nominee, strike a line through the nominee's name.


2. Proposal to ratify the appointment of Ernst & Young LLP as the Company's Independent Auditor for the fiscal year ending October 31, 1999.

The Board of Directors recommends a vote "FOR" the ratification of Proposal 2.

              FOR          AGAINST         ABSTAIN
              [_]            [_]             [_]


                                                  I understand that in the
                                                  absence of instructions you
                                                  will vote the shares
                                                  represented by this proxy on
                                                  the listed proposals and on
                                                  other business which properly
                                                  may come before the meeting
                                                  proportionately in the same
                                                  manner as those shares for
                                                  which instructions are
                                                  received.

                                                  Please sign exactly as your
                                                  name or names appear. Persons
                                                  acting in a fiduciary
                                                  capacity should so indicate.
                                                  PLEASE NOTE any change of
                                                  address and supply any missing
                                                  Zip Code number.

                                                  ------------------------------
                                                  ------------------------------
                                                                    Zip Code No.


Signature(s)__________________Signature(s)___________________Dated_____,1999

                            -- FOLD AND DETACH HERE --

                               ----------------
                              [ADMISSION TICKET]
                               ----------------

                                Annual Meeting
                                      of
                      Whittaker Corporation Stockholders

                            Friday, March 26, 1999
                                  10:00 a.m.
                          Radisson Simi Valley Hotel
                               999 Enchanted Way
                            Simi Valley, California

                          WHITTAKER CORPORATION PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph F. Alibrandi and Lynne M. O. Brickner, or either of them, the proxy or proxies of the undersigned with power of substitution, to vote all shares of stock of Common Stock of Whittaker Corporation held of record by the undersigned as of January 31, 1999 at the Annual Meeting of Stockholders of Whittaker Corporation to be held on Friday, March 26, 1999 at 10:00 A.M., and at any adjournment or adjournments thereof, as indicated on the reverse side hereof.

                          (Continued on reverse side)

 PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE



                          -- FOLD AND DETACH HERE --






                                                   Annual
                                                   Meeting of
WHITTAKER CORPORATION                              Stockholders

                                                   March 26, 1999, 10:00 a.m.
                                                   Radisson Simi Valley Hotel
                                                   999 Enchanted Way
                                                   Simi Valley, California

                                                             Please mark
                                                             your votes as [X]
                                                             indicated in
                                                             this example

1.  ELECTION OF DIRECTORS

      FOR              WITHHOLD
      the              AUTHORITY
    nominees         to vote for the
     listed             nominees          The Board of Directors recommends a
     below           listed below         vote "FOR" the nominees listed below:

      [_]               [_]

Nominees:  Joseph F. Alibrandi, Ronald B. Woodard

Instruction: To withhold authority to vote for any nominees, strike a line through that nominee's name.


2. Proposal to ratify the appointment of Ernst & Young LLP as the Company's Independent Auditor for the fiscal year ending October 31, 1999.

    The Board of Directors recommends a vote "FOR" the ratification of Proposal
    2.
              FOR                  AGAINST               ABSTAIN
              [__]                  [__]                   [__]

3. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the meeting.



                                              If properly executed, the shares
                                              represented by this proxy will be
                                              voted in the manner directed
                                              herein by the undersigned
                                              stockholder. If or to the extent
                                              directions are not given, such
                                              shares will be voted for the
                                              election as directors of the
                                              nominees named hereon and for
                                              ratification of the appointment of
                                              Ernst & Young LLP as the Company's
                                              independent auditor for the fiscal
                                              year ending October 31, 1999.

                                              Please sign exactly as your name
                                              or names appear. Persons acting in
                                              a fiduciary capacity should so
                                              indicate. PLEASE NOTE any change
                                              of address and supply any missing
                                              Zip Code number.

                                              ---------------------------------

                                              ---------------------------------
                                                                   Zip Code No.

Signature(s) --------------- Signature(s) --------------- Dated ---------, 1999

                          -- FOLD AND DETACH HERE --


                              [Admission Ticket]
                               ----------------

                                Annual Meeting
                                      of
                      Whittaker Corporation Stockholders

                            Friday, March 26, 1999
                                  10:00 a.m.
                          Radisson Simi Valley Hotel
                               999 Enchanted Way
                            Simi Valley, California